SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY(AS PERMITTED BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Section 240.14a-12

                     FLORIDA DAILY MUNICIPAL INCOME FUND

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                       FLORIDA DAILY MUNICIPAL INCOME FUND
                        IMPORTANT SHAREHOLDER INFORMATION

     This document contains a Proxy Statement and proxy card(s) for the upcoming special shareholder meeting of the Florida Daily Municipal Income Fund (the "Shareholder Meeting"). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual Shareholder Meeting and you instruct that individual as to how to vote on your behalf at the Shareholder Meeting. The proxy card may be completed by checking the appropriate box(es) and voting for or against the matters to be considered at the meeting. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES WITH RESPECT TO EACH ITEM CONSIDERED AT THE SHAREHOLDER MEETING.

     At the Shareholder Meeting, Shareholders will be asked to approve the re-election of the six current members of the Fund's Board of Trustees as well as the election of four new nominees to serve as Trustees of the Fund, all of whom are experienced mutual fund directors. This proposal is described in greater detail in the enclosed Proxy Statement. Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings

     Please take a few moments to exercise your right to vote. Thank you.

                       FLORIDA DAILY MUNICIPAL INCOME FUND
                                  (THE "FUND")

                                                      August 25, 2008

Dear Shareholder:

     Enclosed you will find a Proxy Statement for the special meeting of Shareholders of the Fund to be held on October 6, 2008. At the special meeting, Shareholders will be asked to approve the election of Trustees of the Fund.

     With respect to the election of Trustees, the Board of Trustees of the Fund (the "Board") is asking shareholders to approve the re-election of the six current members of the Fund's Board (the "Current Trustees") as well as the election of four new nominees to serve as Trustees of the Fund (the "trustees/nominees"), all of whom are experienced mutual fund directors (the "Proposal"). This Proposal is explained in more detail in the accompanying Proxy Statement, which I urge you to read. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL TEN NOMINEES.

     The Shareholder Meeting will be held at the offices of the Fund, 600 Fifth Avenue - 8th Floor, New York, New York 10020. Shareholders of record as of the close of business on July 28, 2008 are entitled to vote at the Shareholder Meeting and any adjournment(s) of the meeting. While you are, of course, welcome to join us in person at the Shareholder Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card, like the one enclosed. WHETHER OR NOT YOU PLAN TO ATTEND THE SHAREHOLDER MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD(S). The attached Proxy Statement is designed to give you detailed information relating to the Proposal. We encourage you to support the Board's recommendations.

     The purpose of the Shareholder Meeting is to consider the Proposal as set forth in the Proxy Statement and to transact such other business as may be properly brought before the meeting or any adjournment(s) thereof. You should also note that the cost of the proxy will be borne by the Adviser and its affiliates, not the Fund or its shareholders.

YOUR VOTE IS IMPORTANT - PLEASE VOTE ALL PROXY CARDS RECEIVED PROMPTLY

     You may have received more than one proxy card. To ensure all of your shares are fully represented, please make sure to vote all of the proxy cards you have received. Your vote is important. Please do not hesitate to call (800) 433-1918 if you have any questions about the proposal under consideration.

     Thank you for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Fund and look forward to continuing to serve your investment needs in the future.

                                                   Sincerely,
                                                   /s/Michael P. Lydon
                                                      Michael P. Lydon
                                                      President

Shares of the Fund are distributed by Reich & Tang Distributors, Inc.

                                IMPORTANT NOTICE

     Although we recommend that you read the complete Proxy Statement, for your convenience we have provided below a brief overview of the Proposal. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

     The Board of Trustees of the Fund is asking you to vote on the following proposal:

     PROPOSAL: To elect ten members to the Board of Trustees of the Florida Daily Municipal Income Fund.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Board currently consists of six Trustees, four of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"), and two who are "interested persons," as such term is defined under the 1940 Act (an "Interested Trustee"). The Board has determined to increase its size to ten and to add four new Independent Trustees (together, the "Candidates"). The Fund is required by law, under certain circumstances which are discussed in the enclosed Proxy Statement and which apply here, to obtain shareholder approval of the election of new Trustees. In addition to the election of the Candidates, shareholders also have an opportunity to vote on the re-election of the current Trustees (the "Current Trustees"). The Candidates and the Current Trustees are also referred to herein as the "Nominees."

WHY DO THE TRUSTEES RECOMMEND THAT I VOTE "FOR" EACH OF THE NOMINEES AND WHY IS THE SIZE OF THE BOARD BEING INCREASED?

     The four Candidates currently serve as Directors/Trustees of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, and New Jersey Daily Municipal Income Fund (the "Reich & Tang Funds"), investment companies for which Reich & Tang Asset Management, LLC (the "Adviser") serves as investment adviser. The Board believes that the election of the Candidates to the Fund would benefit the Fund and its shareholders by enabling the Fund to take advantage of the substantial experience and expertise of the Candidates, particularly with regard to their experience as directors/trustees of the Reich & Tang Funds and their familiarity with the Adviser. As discussed further below, the Fund shares certain complex-wide administrative, compliance, marketing and other functions and the Board of Trustees has determined that the Candidates' familiarity with these functions in the context of their service as Directors/Trustees of the Reich & Tang Funds will benefit the Fund. Moreover, the Board believes that each of the Candidates has significant experience as a director/trustee of other mutual funds and that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. The Candidates are Albert R. Dowden, William Lerner, Esq., James L. Schultz and Carl Frischling, Esq. At the same time, the Board has also determined that it would be appropriate to present the shareholders of the Fund with the opportunity to vote on the re-election of the Current Trustees.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     After careful consideration, the Trustees, including the Independent Trustees who constitute a majority of the Fund's Board, unanimously recommend that you vote "FOR" the election of each of the Nominees listed on the proxy card. If the Candidates election as Trustees of the Fund is approved at the Shareholder Meeting, the Candidates will begin serving as members of the Board of Trustees of the Fund immediately following the meeting.

WILL MY VOTE MAKE A DIFFERENCE?

     Yes! Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the Adviser and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Fund.

WHOM DO I CALL IF I HAVE QUESTIONS?

     We will be happy to answer your questions about this proxy solicitation. Please call us at (800) 433-1918 between 9 a.m. and 5 p.m., Monday through Friday.

HOW CAN I VOTE MY SHARES?

     Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by the telephone.

                       FLORIDA DAILY MUNICIPAL INCOME FUND

                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020

    NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 6, 2008

     Notice is hereby given that a special meeting of shareholders (the "Shareholder Meeting") of the Florida Daily Municipal Income Fund (the "Fund") has been scheduled for October 6, 2008, at 10:00 a.m. (Eastern Standard Time). The Shareholder Meeting will be held at the offices of the Fund, 600 Fifth Avenue - 8th Floor, New York, New York 10020.

     The purpose of the Shareholder Meeting is to consider the Proposal set forth below and to transact such other business as may be properly brought before the Shareholder Meeting or any adjournment(s) thereof. The specifics of the Proposal, which is more fully described in the attached Proxy Statement, is as follows:

     PROPOSAL 1: To elect ten members to the Board of Trustees of the Florida Daily Municipal Income Fund.

     Shareholders also will be asked to vote on such other business as may properly come before the Shareholder Meeting.

     Only shareholders of record at the close of business on July 28, 2008 are entitled to notice of, and to vote at, the Shareholder Meeting or any adjourned session thereof. All record date shareholders are invited to attend the Shareholder Meeting in person. However, if you are unable to be present at the Shareholder Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Shareholder Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Shareholder Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Fund at 600 Fifth Avenue, New York, New York 10020; (ii) properly executing a later-dated proxy; or (iii) attending the Shareholder Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Shareholder Meeting or any adjourned session(s) thereof.

                                       By Order of the Board of Trustees,
                                    /s/Michael P. Lydon
                                       Michael P. Lydon
                                       President

Dated: August 25, 2008

                      FLORIDA DAILY MUNICIPAL INCOME FUND

                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020

                                 Proxy Statement

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Florida Daily Municipal Income Fund (the "Fund") for use at the special meeting of shareholders to be held on October 6, 2008 at 10:00 a.m. (Eastern Standard Time) at the offices of the Fund, 600 Fifth Avenue - 8th Floor, New York, New York 10020, and at any adjourned session(s) thereof (such meetings and any adjournments thereof are hereinafter referred to together as, the "Shareholder Meeting"). Shareholders of record of the Fund at the close of business on July 28, 2008 are entitled to vote at the Shareholder Meeting ("Shareholders"). The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about August 25, 2008.

     At the Shareholder Meeting, all Shareholders of the Fund and its classes, voting together as a Fund, are being asked to elect ten individuals to the Fund's Board of Trustees, six of whom are currently members of the Fund's Board. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. This proposal is referred to as the "Proposal".

     Shares represented by duly executed proxies will be voted at the Shareholder Meeting in accordance with the instructions given. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO A PROPOSAL, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING. A Shareholder may revoke a previously submitted proxy at any time prior to the Shareholder Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Fund at 600 Fifth Avenue, New York, New York 10020; (ii) properly executing a later-dated proxy; or (iii) attending the Shareholder Meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and employees of the Fund's investment adviser, Reich & Tang Asset Management, LLC (the "Adviser"), or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. Neither the Fund nor its shareholders will bear any costs of the Shareholder Meeting or the costs of any solicitation in connection with the Shareholder Meeting. These costs will be borne by the Adviser and its affiliates.

     As of July 28, 2008, there were 50,948,471.52 shares of Class A common stock outstanding and 56,503,456.42 shares of Class B common stock outstanding.

     As of July 28, 2008, the Adviser and its affiliates held of record approximately less than 1% of the outstanding shares of both the Fund's Class A and Class B shares, as agent or custodian for their customers. Such shares could be deemed to be beneficially owned by the Adviser as of such date. The Fund has been advised by the Adviser that any shares of the Fund over which the Adviser and/or its affiliates have voting power will be voted in the same proportion as the vote of all other Shareholders of the Fund.

     QUORUM. With respect to the Fund, one-third of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of the Fund at the Shareholder Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, and "broker non-votes," are counted as shares that are present and entitled to vote. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     ADJOURNMENTS. If a quorum is not present at the Shareholder Meeting, or if a quorum is present but sufficient votes to approve the Proposal is not received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes present, in person or by proxy, at the session of the Shareholder Meeting to be adjourned. In determining whether to vote to adjourn the Shareholder Meeting, the persons appointed by proxy may consider whatever factors they deem appropriate, including, but not limited to: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

DISCUSSION OF THE PROPOSAL

PROPOSAL 1 - ELECTION OF TRUSTEES

     INTRODUCTION. At the Meeting, it is proposed that ten Trustees be elected to the Board of the Fund to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Messrs. Albert R. Dowden, Steven W. Duff, Carl Frischling, Esq., Edward A. Kuczmarski, William Lerner, Esq., Michael P. Lydon, Dr. W. Giles Mellon, James L. Schultz, Robert Straniere, Esq. and Dr. Yung Wong, as Trustees of the Fund (each, a "Nominee" and, together, the "Nominees"). Messrs. Duff, Kuczmarski, Lydon, Mellon, Straniere, and Wong are currently Trustees of the Fund (together, the "Current Trustees") and have been nominated for re-election. Messrs. Dowden, Frischling, Lerner and Schultz (each, a "Candidate" and, together, the "Candidates") are not currently Trustees of the Fund. FOR THE REASONS DISCUSSED BELOW, THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES WHO CONSTITUTE A MAJORITY OF THE FUND'S BOARD OF TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

     BACKGROUND AND BOARD CONSIDERATIONS. The Board is proposing to increase its size from six to ten so that four of the current directors/trustees of the California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund and New Jersey Daily Municipal Income Fund, Inc. (the "Reich & Tang Funds"), investment companies for which the Adviser serves as investment adviser, can be added to the Fund's Board. The Board believes that the election of the Candidates to the Fund would benefit the Fund and its Shareholders by enabling the Fund to take advantage of the substantial experience and expertise of the Candidates, particularly with regard to their experience as directors/trustees of the Reich & Tang Funds and their familiarity with the Adviser. The Fund shares certain complex-wide administrative, compliance, marketing and other functions and the Board of Trustees has determined that the Candidates' familiarity with these functions in the context of their service as Directors/Trustees of the Reich & Tang Funds will benefit the Fund. Moreover, the Board believes that each of the Candidates has significant experience as a director of other mutual funds and that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. At the same time, the Board has also determined that it would be appropriate to present the Shareholders with the opportunity to vote on the re-election of the Current Trustees of the Fund. IN DETERMINING WHETHER TO INCREASE THE SIZE OF THE FUND'S BOARD, THE TRUSTEES CONSIDERED THAT THE ADDITIONAL EXPENSE ASSOCIATED WITH THAT INCREASE WOULD BE MINIMAL.

     If each Nominee is approved by Shareholders of the Fund, the Candidates will begin serving as members of the Board of Trustees of the Fund immediately following their election by the Shareholders.

     INFORMATION REGARDING THE NOMINEES. The Fund's Board currently consists of six Trustees. Pursuant to the requirements under the 1940 Act, more than two-thirds of a board's directors/trustees must have been elected by shareholders immediately after the addition of a new trustee. Immediately after the addition of the Candidates, less than two-thirds of the Trustees would have been elected by Shareholders. Therefore, Shareholder approval is required to add the Candidates. On June 5, 2008, the Nominating Committee of the Fund met and considered the nomination of the Candidates. Based on the Committee's review and evaluation of each Candidate's experience and qualifications, and the potential benefits to the Fund of adding new, experienced trustees that could add depth and breadth to the Board, the Committee nominated the Candidates to be presented to the Board of the Fund. The Committee further considered the expense associated with increasing the size of the Fund's Board. The Committee considered a proposal that the Trustees' compensation be determined on a complex-wide basis, based on the aggregate net assets of all funds managed by the Adviser for which the Trustees serve as a director/trustee. Under this proposal, director/trustee fees would be allocated to each Fund based on its relative net assets and the impact on the Fund of the proposed increase in the size of the Board would be minimal. The Committee also considered and evaluated the Current Trustees and determined to nominate the Current Trustees to be presented to the Board of the Fund to continue to serve as Trustees of the Fund. On June 5, 2008, the Board of the Fund fixed the size of the Board at ten and approved the nomination of each of the Nominees to serve as a Trustee of the Fund, subject to approval of his or her election by Shareholders, as required under the 1940 Act, and recommended to Shareholders that they approve the Nominees as Trustees of the Fund.

     If approved by Shareholders at the Meeting, the Current Trustees will continue to serve as members of the Board of Trustees of the Fund. Messrs. Duff, Mellon, Straniere, and Wong were previously elected to the Board by a vote of shareholders on March 13, 1996.

     Each Nominee has consented to being named in this Proxy Statement and serving as a Trustee if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The business and affairs of the Fund are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee. The mailing address for each Nominee is Reich & Tang Funds, 600 Fifth Avenue, New York, NY, 10020.

--------------------------------------------------------------------------------
                                                            NUMBER OF
                                                              FUNDS
                          TERM OF         PRINCIPAL        IN THE FUND      OTHER
             POSITION(S) OFFICE AND      OCCUPATION       COMPLEX TO BE DIRECTORSHIPS
 NAME AND     WITH THE   LENGTH OF     DURING THE PAST     OVERSEEN BY       HELD
    AGE         FUNDS   TIME SERVED      FIVE YEARS          NOMINEE     BY NOMINEE
--------------------------------------------------------------------------------
NOMINEES FOR RE-ELECTION AS INDEPENDENT TRUSTEES
(CURRENTLY SERVE AS INDEPENDENT TRUSTEES)
--------------------------------------------------------------------------------
Edward A.     Trustee     Since 2006  Certified Public     Director/    Trustee of
Kuczmarski,                           Accountant and      Trustee of    the Empire
Age: 58                               Partner of Hays       Eleven      Builder Tax
                                      & Company LLP        Portfolios   Free Bond
                                      since 1980.                       Fund and
                                                                        Director of
                                                                        ISI Funds.
--------------------------------------------------------------------------------
Dr. W.        Trustee     Since 1994  Professor            Director/    None
Giles                                 Emeritus of         Trustee of
Mellon,                               Business                Ten
Age: 77                               Administration      Portfolios
                                      in the Graduate
                                      School of Management,
                                      Rutgers University with
                                      which he has been
                                      associated since 1966.
--------------------------------------------------------------------------------
Robert        Trustee     Since 1994  Owner, Straniere     Director/    Director of
Straniere,                            Law Firm since      Trustee of    Sparx Japan
Esq.,                                 1980, NYS               Ten       Funds
Age: 67                               Assemblyman from    Portfolios
                                      1981 to 2004.
                                      Partner,
                                      Hantor-Davidoff
                                      law firm since
                                      May, 2006.
                                      Partner, Gotham
                                      Global Group
                                      since June,
                                      2005.  President,
                                      NYC Hot Dog Co.,
                                      since November,
                                      2005.  Counsel at
                                      Fisher & Fisher
                                      from 1995 to 2006.
--------------------------------------------------------------------------------
Dr. Yung       Trustee    Since 1994  Managing             Director/    Director of
Wong,                                 Director of         Trustee of    KOAH, Inc.,
Age: 69                               Abacus                  Ten       the Senior
                                      Associates, an       Portfolios   Network and
                                      investment firm,                  Texion, Inc.
                                      since 1996.
--------------------------------------------------------------------------------
                                       4
--------------------------------------------------------------------------------
                                                            NUMBER OF
                                                              FUNDS
                          TERM OF         PRINCIPAL        IN THE FUND      OTHER
             POSITION(S) OFFICE AND      OCCUPATION       COMPLEX TO BE DIRECTORSHIPS
 NAME AND     WITH THE   LENGTH OF     DURING THE PAST     OVERSEEN BY       HELD
    AGE         FUNDS   TIME SERVED      FIVE YEARS          NOMINEE     BY NOMINEE
--------------------------------------------------------------------------------
NOMINEE FOR RE-ELECTION AS INTERESTED TRUSTEES
(CURRENTLY SERVE AS INTERESTED TRUSTEES)
--------------------------------------------------------------------------------
Steven W.      Trustee    Since 1994  President and        Director/         None
Duff,                                 Chief Executive     Trustee of
Age: 54                               Officer of Reich        Ten
                                      & Tang Asset        Portfolios
                                      Management, LLC
                                      (the "Adviser"),
                                      a registered
                                      Investment
                                      Advisor and Chief
                                      Investment
                                      Officer of the
                                      Mutual Funds
                                      Division of the
                                      Adviser.  Mr.
                                      Duff has been
                                      associated with
                                      the Adviser since
                                      August 1994.  Mr.
                                      Duff is also
                                      Director/Trustee
                                      of six other
                                      funds in the
                                      Reich & Tang Fund
                                      Complex.  Prior
                                      to December 2007,
                                      Mr. Duff was
                                      President of nine
                                      funds in the
                                      Reich & Tang Fund
                                      Complex,
                                      Principal
                                      Executive Officer
                                      of Delafield
                                      Fund, Inc. and
                                      President and
                                      Chief Executive
                                      Officer of Tax
                                      Exempt Proceeds
                                      Fund, Inc.   Mr.
                                      Duff also serves
                                      as a Director of
                                      Reich & Tang
                                      Services, Inc.
                                      and Director,
                                      Chief Executive
                                      Officer and
                                      President of
                                      Reich & Tang
                                      Distributors, Inc.
--------------------------------------------------------------------------------
                                       5
--------------------------------------------------------------------------------
                                                            NUMBER OF
                                                              FUNDS
                          TERM OF         PRINCIPAL        IN THE FUND      OTHER
             POSITION(S) OFFICE AND      OCCUPATION       COMPLEX TO BE DIRECTORSHIPS
 NAME AND     WITH THE   LENGTH OF     DURING THE PAST     OVERSEEN BY       HELD
    AGE         FUNDS   TIME SERVED      FIVE YEARS          NOMINEE     BY NOMINEE
--------------------------------------------------------------------------------
NOMINEE FOR RE-ELECTION AS INTERESTED TRUSTEES
(CURRENTLY SERVE AS INTERESTED TRUSTEES), CONTINUED
--------------------------------------------------------------------------------
Michael      President  Since 2007    Executive Vice       Director/        None
P. Lydon,    and                      President of the    Trustee of
Age: 45       Trustee                 Adviser and            Nine
                                      President and       portfolios
                                      Chief Executive
                                      Officer of the
                                      Mutual Funds
                                      division of the
                                      Adviser.  Mr.
                                      Lydon was Vice
                                      President at
               Vice                   Automatic Data
             President  From 2005 to  Processing from
                             2007     July 2000 to
                                      December 2004.
                                      Mr. Lydon is also
                                      President and
                                      Director/Trustee
                                      of four other
                                      funds in the
                                      Reich & Tang Fund
                                      Complex,
                                      President to New
                                      York Daily Tax
                                      Free Income Fund,
                                      Inc., Director of
                                      Pax World Money
                                      Market Fund,
                                      Inc., Principal
                                      Executive Officer
                                      of Delafield
                                      Fund, Inc. and
                                      President and
                                      Chief Executive
                                      Officer of Tax
                                      Exempt Proceeds
                                      Fund, Inc.  Mr.
                                      Lydon also serves
                                      as President and
                                      Chief Executive
                                      Officer for Reich
                                      & Tang Services,
                                      Inc.  Prior to
                                      December 2007,
                                      Mr. Lydon was
                                      Vice President of
                                      eleven other
                                      Funds in the
                                      Reich & Tang Fund
                                      Complex.
--------------------------------------------------------------------------------
                                       6
--------------------------------------------------------------------------------
                                                            NUMBER OF
                                                              FUNDS
                          TERM OF         PRINCIPAL        IN THE FUND      OTHER
             POSITION(S) OFFICE AND      OCCUPATION       COMPLEX TO BE DIRECTORSHIPS
 NAME AND     WITH THE   LENGTH OF     DURING THE PAST     OVERSEEN BY       HELD
    AGE         FUNDS   TIME SERVED      FIVE YEARS          NOMINEE     BY NOMINEE
--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES
(CURRENTLY DO NOT SERVE AS INDEPENDENT TRUSTEES), CONTINUED
--------------------------------------------------------------------------------
Albert R.    Nominee       N/A      Corporate Director/    Director/    Director/
Dowden,                             Trustee for Annuity &  Trustee of   Trustee of
Age: 66                             Life Re (Holdings)       Seven      Annuity &
                                    Ltd., Boss Group,      Portfolios   Life Re
                                    Ltd., Homeowners                    (Holdings)
                                    of America Holding                  Ltd., Boss
                                    Corporation,                        Group, Ltd.,
                                    Homeowners of America               Homeowners
                                    Insurance Company and               of America
                                    AIM Funds.                          Holding
                                                                        Corporation,
                                                                        AIM Funds
                                                                        and
                                                                        CompuDyne
                                                                        Corporation.
--------------------------------------------------------------------------------
Carl         Nominee       N/A      Partner of Kramer      Director/    Director of
Frischling,                         Levin Naftalis &       Trustee of   AIM Funds.
Esq.,                               Frankel LLP (a law       Seven
Age: 71                             firm) which he has     Portfolios
                                    been associated
                                    with since 1994.*
--------------------------------------------------------------------------------
William      Nominee       N/A      Self-employed          Director/    Director of
Lerner, Esq.,                       consultant to          Trustee of   MTM
Age: 72                             business entities        Seven      Technologies,
                                    and entrepreneurs      Portfolios   Inc. and
                                    for corporate                       Coach
                                    governance and                      Industries
                                    corporate                           Group, Inc.
                                    secretarial
                                    services.
--------------------------------------------------------------------------------
James L.      Nominee        N/A     Self-employed as      Director/    Director of
Schultz,                             a consultant.        Trustee of    Computer
Age: 71                              Formerly                Seven      Research,
                                     President of         Portfolios    Inc.
                                     Computer
                                     Research, Inc.
                                     from 1975 to 2001.
--------------------------------------------------------------------------------

     * Kramer Levin Naftalis & Frankel LLP currently serves as counsel to the independent Trustees of the Fund and the Reich & Tang Funds.

OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     MEETINGS AND COMMITTEES OF THE BOARD. The Fund held five board meetings during the Fund's most recently completed fiscal year.

     The Fund does not have a policy with respect to the Trustees' attendance at meetings, but as a matter of practice all of the Trustees attend each Fund's Board meetings (in person or by telephone) to the extent possible. None of the Trustees attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

     The Fund has a standing Audit Committee, consisting of Messrs. Mellon, Straniere, Wong and Kuczmarski, each of whom is an Independent Trustee, that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Adviser and certain control persons of the Adviser. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Fund held five Audit Committee meetings during the Fund's most recently completed fiscal year.

     The Fund has a standing Nominating Committee currently consisting of Messrs. Mellon, Straniere, Wong and Kuczmarski, each of whom is an Independent Trustee. The Nominating Committee is responsible for evaluating and recommending candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee held one meeting during the Fund's most recently completed fiscal year.

     The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. The Nominating Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if required by law to do so. Shareholders who wish to recommend a nominee must send recommendations in writing and address such recommendation to the Nominating Committee c/o the Secretary, 600 Fifth Avenue, New York, NY 10020. The Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership. The Nominating Committee generally has identified nominees on the basis of recommendations from various sources, and has evaluated these nominees based on completed questionnaires and personal interviews. The Candidates were identified and recommended to the Nominating Committee by the Fund's Chief Executive Officer and were evaluated according to the process described above.

     The Fund does not have a standing compensation committee.

     COMPENSATION OF TRUSTEES AND OFFICERS. Each Independent Trustee will receive an annual retainer of $60,000 and a fee of $3,000 for each Board of Trustees' meeting attended, allocated among the Funds noted below. Each Independent Trustee will also receive a fee of up to $1,500 at the discretion of the Lead

Independent Trustee for telephonic Board meetings and committee meetings that are not held on the same day as a Board Meeting. In addition, the Lead Independent Trustee will receive an additional annual fee of $13,800, payable quarterly and the Audit Committee Chairman will receive an additional annual fee of $9,200, payable quarterly. Each Independent Trustee will also be reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Adviser among the Fund, the California Daily Tax Free Income Fund, Inc., the Connecticut Daily Tax Free Income Fund, the Daily Income Fund, and the New Jersey Municipal Income Fund, Inc. in accordance with the Adviser's discretion. Interested Trustees do not receive compensation from the Fund.

     The chart below provides information about the total compensation accrued and payable to the Current Trustees who are Independent Trustees, by the Fund and the Reich & Tang Fund Complex for the Fund's most recently completed fiscal year.

--------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT                  TOTAL
                                       BENEFITS    ESTIMATED   COMPENSATION
                           TOTAL      ACCRUED AS    ANNUAL    FROM FUND AND
                        COMPENSATION   PART OF     BENEFITS    FUND COMPLEX
NAME OF TRUSTEE             FROM         FUND        UPON        PAID TO
                            FUND       EXPENSES   RETIREMENT    TRUSTEES*
--------------------------------------------------------------------------------
                                                                 $81,350
Edward A. Kuczmarski     $1,465          $0           $0        (10 Funds)

                                                                 $67,100
Dr. W. Giles Mellon      $1,506          $0           $0        (9 Funds)

                                                                 $67,100
Robert Straniere,Esq.    $1,483          $0           $0        (9 Funds)

                                                                 $75,100
Dr. Yung Wong            $1,671          $0           $0        (9 Funds)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended August 31, 2007. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same Fund complex if among other things, it shares a common investment manager with the Fund.

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of July 31, 2008, in all registered investment companies overseen (or to be overseen) by such Nominee in the Reich & Tang "family of investment companies."

                                                              AGGREGATE DOLLAR
                          DOLLAR RANGE RANGE                    OF EQUITY
                              OF EQUITY                         SECURITIES
                             SECURITIES                    IN ALL FUNDS OVERSEEN
NAME OF NOMINEE             FOR THE FUND                    BY NOMINEE IN FAMILY
                                                               OF INVESTMENT
                                                                 COMPANIES
NOMINEES FOR INTERESTED TRUSTEES:

Steven W. Duff.....................           None             Over $100,000
Michael P. Lydon...................           None             Over $100,000

NOMINEES FOR INDEPENDENT TRUSTEES:

Albert R. Dowden...................           None                  None
Carl Frischling, Esq. .............           None           $50,001 - $100,000
Edward A. Kuzmarski................           None           $10,001 - $50,000
William Lerner, Esq................           None                  None
Dr. W. Giles Mellon................           None             Over $100,000
James L. Schultz...................           None               $1-$10,000
Robert Straniere, Esq. ............           None           $50,001 - $100,000
Dr. Yung Wong......................           None             Over $100,000

     VOTING REQUIREMENTS. With respect to the Fund, the affirmative vote of a plurality of the votes cast of all shares of all classes of the Fund voted together at the Shareholder Meeting at which a quorum is present, in person or by proxy, is required to elect a Nominee as a Trustee of the Fund.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES WHO CONSTITUTE A MAJORITY OF THE FUND'S BOARD OF TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

ADDITIONAL INFORMATION REGARDING THE FUND

     INFORMATION CONCERNING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PWC") serves as the independent registered public accounting firm for the Fund. PWC conducts annual audits of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and the Fund's filings with the SEC, and consults with the Fund as to matters of accounting and federal and state taxation.

     Representatives of PWC are not expected to be present at the Shareholder Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     As of the date of this Proxy Statement, the aggregate fees to be billed by PWC during the Fund's fiscal year end for the services rendered in the various categories are identified below. The aggregate fees to be billed by PWC during the Fund's fiscal year end for these services, as identified below, are based on amounts presented to the Joint Audit Committee by PWC in connection with PWC's appointment to conduct the annual audit of the Fund's financial statements.

     AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PWC for the audit of the Fund's annual financial statements and services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those years.

                                              8/31/07  8/31/06
                                              -------- --------
                                              $29,500  $27,300

     AUDIT-RELATED FEES. PWC did not bill the Fund for audit-related fees in each of the last two fiscal years. With respect to engagements that related directly to the operations or financial reporting of the Fund, PWC did not bill the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Service Provider") for audit-related products and services in each of the last two fiscal years.

     TAX FEES. Below are the aggregate fees billed to the Fund in the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice and tax planning (together, "Tax-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Fund, there were no fees billed by PWC for Tax-Related Services to the Adviser or any Affiliated Service Provider for the last two fiscal years.

                                              8/31/07  8/31/06
                                              -------- --------
                                              $3,750   $3,750

     ALL OTHER FEES. PWC did not bill the Fund for products and services in the last two fiscal years, other than for the services reported above. With respect to engagements that related directly to the operations or financial reporting of the Fund, PWC did not bill the Adviser or any Affiliated Service Provider for products and services in the last two fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the Fund has adopted pre-approval policies and procedures whereby the Audit Committee has pre-approved the provision of certain enumerated tax services to the Fund by the Fund's principal accountant to the extent the fee is less than $5,000 per occurrence.

     AGGREGATE NON-AUDIT FEES. Below are the aggregate non-audit fees billed in the last two fiscal years by PWC for services rendered to the Fund, the Adviser and its affiliates.

                                              8/31/07  8/31/06
                                              -------- --------
                                              $54,560  $49,500

     BOARD CONSIDERATION OF NON-AUDIT SERVICES. The Fund's Audit Committee has considered whether their principal accountants' provision of non-audit services that were rendered to the Fund's Adviser, and any control persons of the Adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

     INFORMATION ABOUT OFFICERS OF THE FUND. The chart below provides basic information about the Fund's officers, as of July 31, 2008.

--------------------------------------------------------------------------------
    NAME,     POSITION(S)  TERM OF OFFICE
   AGE AND        WITH      AND LENGTH OF          PRINCIPAL OCCUPATION
   ADDRESS      THE FUND     TIME SERVED        DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Michael        President     Since 2007    Executive Vice President of the
Lydon,            and                      Adviser and President and Chief
Age: 45         Trustee                    Executive Officer of the Mutual Funds
                                           division of the Adviser. Mr. Lydon
                                           was Vice President at Automatic Data
                                           Processing from July 2000 to December
                                           2004. Mr. Lydon is also President
                                           and Director/Trustee of four other
                  Vice       From 2005     funds in the Reich & Tang Fund
                President    to 2007       Complex, President to New York Daily
                                           Tax Free Income Fund, Inc., Director
                                           of Pax World Money Market Fund, Inc.,
                                           Principal Executive Officer of
                                           Delafield Fund, Inc. and President
                                           and Chief Executive Officer of Tax
                                           Exempt Proceeds Fund, Inc. Mr. Lydon
                                           also serves as President and Chief
                                           Executive Officer for Reich & Tang
                                           Services, Inc. Prior to December
                                           2007, Mr. Lydon was Vice President of
                                           eleven other Funds in the Reich &
                                           Tang Fund Complex.
---------------------------------------------------------------------------------
Christopher      Chief       Since 2007    Senior Vice President, Chief
Brancazio,     Compliance                  Compliance Officer, AML Officer and
Age: 42       Officer and                  Secretary of the Adviser since
               Anti-Money                  September 2007. Mr. Brancazio is also
               Laundering                  Chief Compliance Officer and AML
                Officer                    Officer of eight other funds in the
                                           Reich & Tang Fund Complex.  From
                                           February 2007 to August 2007, Mr.
                                           Brancazio was a Compliance Officer at
                                           Bank of New York Asset Management.
                                           From March 2002 to February 2007 Mr.
                                           Brancazio served as Vice President,
                                           Chief Compliance Officer, and AML
                                           Officer of Trainer Wortham & Co.
                                           Inc., and the Trainer Wortham Mutual
                                           Funds.  Mr. Brancazio also serves as
                                           Vice President, Chief Compliance
                                           Officer, AML Officer and Secretary of
                                           Reich & Tang Services, Inc. and Reich
                                           & Tang Distributors, Inc.
---------------------------------------------------------------------------------
Richard De        Vice       Since 2005    Executive Vice President and Chief
Sanctis,       President                   Operating Officer of the Adviser and
Age: 51                                    of Reich & Tang Services, Inc.
                                           Associated with the Adviser since
               Treasurer      From 1994    1990. Mr. De Sanctis is also Vice
                  and         to 2004      President of eight other funds in the
               Assistant                   Reich & Tang Fund Complex and serves
               Secretary                   as Executive Vice President and Chief
                                           Financial Officer of Reich & Tang
                                           Distributors, Inc. Prior to December
                                           2004, Mr. De Sanctis was Treasurer
                                           and Assistant Secretary of eleven
                                           funds in the Reich & Tang Fund
                                           Complex and Vice President, Treasurer
                                           and Assistant Secretary of Cortland
                                           Trust, Inc.
---------------------------------------------------------------------------------
                                       12

     INFORMATION ABOUT OFFICERS OF THE FUND. The chart below provides basic information about each Fund's officers, as of August 31, 2006. (Continued)

--------------------------------------------------------------------------------
    NAME,     POSITION(S)  TERM OF OFFICE
   AGE AND        WITH      AND LENGTH OF          PRINCIPAL OCCUPATION
   ADDRESS      THE FUND     TIME SERVED        DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Joseph         Treasurer     Since 2008    Senior Vice President and Chief
Jerkovich,        and                      Financial Officer of the Adviser and
Age: 40        Assistant                   of Reich & Tang Services, Inc.
               Secretary                   Associated with the Adviser since
                                           September 2004.  Mr. Jerkovich was
                                           Chief Investment Officer at
                                           Winklevoss Consulting from May 2002
                                           to July 2004. Mr. Jerkovich is
                                           Treasurer and Assistant Secretary of
                                           eight other funds in the Reich &
                                           Tang Fund Complex and is also Senior
                                           Vice President and Controller of
                                           Reich & Tang Distributors, Inc.
---------------------------------------------------------------------------------
Christine       Secretary     Since 2007   Vice President and Assistant
Manna,                                     Secretary of the Adviser. Ms. Manna
Age: 38                                    is also Secretary of eight other
                                           funds in the Reich & Tang Complex.
                                           Ms. Manna has been associated with
                                           the Adviser and its predecessors
                                           since June 1995. Ms. Manna is also
                                           Vice President and Assistant
                                           Secretary of Reich & Tang Services,
                                           Inc. and Reich & Tang Distributors,
                                           Inc.
---------------------------------------------------------------------------------
Robert            Vice        Since 2007   Senior Vice President of the
Rickard,        President                  Adviser.   Associated with the
Age: 39                                    Adviser since December 1991. Mr.
                                           Rickard is also Vice President of
                                           eight other funds in the Reich &
                                           Tang Fund Complex and is also Senior
                                           Vice President of Reich & Tang
                                           Distributors, Inc.
---------------------------------------------------------------------------------

     TRUSTEE AND EXECUTIVE OFFICER FUND OWNERSHIP. As of July 31, 2008, the Fund's Trustees and executive officers and the Candidates, as a group, owned less than one percent (1%) of the outstanding shares of each share class of the Fund.

     INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER. The Fund's investment adviser is Reich & Tang Asset Management, LLC. The Adviser's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2008, the Adviser was the investment adviser or sub-adviser with respect to assets aggregating in excess of $16.6 billion. The Adviser has been an investment adviser since 1970 and currently is adviser or sub-adviser of seventeen portfolios of registered investment companies, of which it or its affiliate, acts as administrator for twelve. The Adviser also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments. The Adviser is a direct subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.) which owns, in addition to the Adviser, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the

Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis, CNCE and BFBP (the "Affiliated Owners") each owns, directly or indirectly, other investment advisers established in various jurisdictions. Natixis Global Asset Management, L.P., which owns the Adviser and is indirectly owned by the Affiliated Owners, is the direct and indirect owner of various investment advisers. Reich & Tang Asset Management, LLC, which is located at 600 Fifth Avenue, New York, NY 10020, serves as the administrator for the Fund.

     INFORMATION ABOUT THE FUND'S PRINCIPAL UNDERWRITER. Reich & Tang Distributors, Inc., which is located at 600 Fifth Avenue, New York, NY 10020, serves as the principal underwriter for the Fund's shares.

     5% SHAREHOLDERS. As of July 28, 2008, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund's outstanding shares. The Fund believes that most of the shares referred to in the table below were held by such persons in accounts for their fiduciary, agency, or custodial customers.

------------------------------------------ ------------ ------------- -----------
                                            AMOUNT OF    PERCENT OF    NATURE OF
NAME AND ADDRESS OF SHAREHOLDERS              SHARES     SHARE CLASS   OWNERSHIP
------------------------------------------ ------------ ------------- -----------
CLASS A
------------------------------------------ ------------ ------------- -----------
Oppenheimer & Co.
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004                         22,117,517.93   43.41%       Record
------------------------------------------ ------------ ------------- -----------
FMSBonds, Inc.
301 Yamato Road - Ste. 1100
Boca Raton, FL 33431                       17,544,800.16   34.44%       Record
------------------------------------------ ------------ ------------- -----------
Penson Financial Services
1700 Pacific Avenue - Suite 1400
Dallas, TX 75201                           2,837,282.08     5.57%       Record
------------------------------------------ ------------ ------------- -----------
CLASS B
------------------------------------------ ------------ ------------- -----------
Lehman Brothers for the Exclusive
Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302                      47,582,439.03   84.21%        Record
------------------------------------------ ------------ ------------- -----------
Pershing LLC
Attn:  Cash Management Dept.
One Pershing Plaza
Jersey City, NJ 07399                      8,831,268.73    15.63%        Record
------------------------------------------ ------------ ------------- -----------

     As of July 28, 2008, the Adviser and its affiliates held of record approximately less then 1%of the outstanding shares of both the Fund's Class A and Class B shares, as agent or custodian for their customers.

COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at 600 Fifth Avenue, New York, NY 10020. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

SHAREHOLDER PROPOSALS

     The Fund does not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at 600 Fifth Avenue, New York, NY 10020 within a reasonable time before such meeting.

REPORTS TO SHAREHOLDERS

     The Fund will furnish, without charge, copies of the Fund's most recent semi-annual and annual reports to any Shareholder upon request. The Fund's semi-annual and annual reports may be obtained by writing to the Fund at Reich & Tang Funds, 600 Fifth Avenue, New York, NY 10020, by calling (800) 433-1918 or by the Internet: http://www.money-funds.com/funds/index.

OTHER MATTERS

     The Trustees know of no other business to be brought before the Shareholder Meeting. However, if any other matters properly come before the Shareholder Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED
               PROXY CARD AND RETURN IT PROMPTLY. SHAREHOLDERS ARE
                 ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE OR
                              THROUGH THE INTERNET.

EXHIBIT A

                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                              DELAFIELD FUND, INC.
                       FLORIDA DAILY MUNICIPAL INCOME FUND
                     NEW JERSEY MUNICIPAL INCOME FUND, INC.
                        PAX WORLD MONEY MARKET FUND, INC.
                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")
                          NOMINATING COMMITTEE CHARTER

I. ORGANIZATION AND GOVERNANCE

1. The Nominating Committee (the "Committee") is a committee of, and established by, each of the Boards of Directors(1) of the Funds (each a "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent directors." For purposes of this Charter, independent directors shall mean directors who are not interested persons of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

2. Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

3. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

II.   BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make recommendations for nominations for independent director membership on the Board to: (a) the incumbent independent director members, if all independent directors do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent directors shall be committed solely to the discretion of the independent directors. The Committee shall evaluate candidates' qualifications for Board membership and

     (1) For purposes of this Charter, the term "directors" shall include "trustees."

     the independence of such candidates from the Fund's investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Fund's offices. The Committee's policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III.  COMMITTEE NOMINATIONS AND FUNCTIONS

1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV. OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, the Fund's Chief Compliance Officer, counsel, advisors and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel, other experts or consultants, and a third-party search firm to identify potential candidates, all at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Dated:  December 8, 2004 and amended on December 7, 2006 and January 15, 2008.

APPENDIX A
      NOMINATING COMMITTEE POLICY REGARDING SELECTION OF DIRECTOR NOMINEES

     When a vacancy on the Board exists or is anticipated, or when the Committee deems it desirable to select a new or additional director, the Committee will consider any candidate for director recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. The Committee, however, will not be required to solicit recommendations from the Fund's shareholders.

     The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional director, the Committee expects to seek referrals from a variety of sources, including current directors, management of the Fund, counsel to the Fund and counsel to the independent Directors. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

     In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

     (i) the candidate's knowledge in matters relating to the investment company industry;

     (ii) any experience possessed by the candidate as a director or senior officer of public companies;

     (iii) the candidate's educational background;

     (iv) the candidate's reputation for high ethical standards and personal and professional integrity;

     (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

     (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

     (vii) the candidate's ability to qualify as an independent director for purposes of the 1940 Act, the candidate's independence from the Fund's service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

     (viii) the candidate's age relative to any Fund's age limitation on nominations; and

     (ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws).

     Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

                                               YOUR VOTE IS IMPORTANT

                                      To vote by Internet

PROXY TABULATOR
P.O. BOX 9112                         1) Read the Proxy Statement and have the
FARMINGDALE, NY 11735                    proxy card below at hand.
                                      2) Go to website www.proxyvote.com
                                      3) Follow the instructions provided on the
Broadridge                               website.
Financial Solutions, Inc.
Attention:                            To vote by Telephone
Test Print
51 Mercedes Way                       1) Read the Proxy Statement and have the
Edgewood, NY                             proxy card below at hand.
11717                                 2) Call 1-800-690-6903
                                      3) Follow the instructions.

                                      To vote by Mail

                                      1) Read the Proxy Statement.
                                      2) Check the appropriate boxes on the
                                         proxy card below.
                                      3) Sign and date the proxy card.
                                      4) Return the proxy card in the envelope
                                         provided.

                                      Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                                        EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                             PLEASE VOTE YOUR PROXY TODAY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]         REICH1          KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                    DETACH AND RETURN THIS PORTION ONLY
FLORIDA DAILY MUNICIPAL         For             Withhold        For All         To withhold authority to vote for any
INCOME FUND                     All             All             Except          individual nominee(s), mark "For All Except" and
                                                                                write the number(s) of the nominee(s) on the
                                                                                line below.
THIS PROXY IS SOLlCITED BY      [ ]             [ ]             [ ]
THE BOARD OF TRUSTEES AND
WILL BE VOTED "FOR" THE
PROPOSAL LISTED BELOW
UNLESS OTHERWISE INDICATED.

Vote On Trustees

PROPOSAL 1: TO ELECT TRUSTEES FOR THE FUND

Nominees For: Independent Trustee

01) Edward A. Kuczmarski        05) Albert R. Dowden
02) Dr. W. Giles Mellon         06) William Lerner, Esq.
03) Robert Straniere, Esq.      07) James L. Schultz
04) Dr. Yung Wong               08) Carl Frishling, Esq.

Nominees For: Interested Trustee

09) Steven W. Duff
10) Michael P. Lydon

      IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.

[                                ] [    ]       [                       ] [     ]
Signature [PLEASE SIGN WITHIN BOX] Date         Signature (Joint Owners)  Date

600 FIFTH AVENUE
NEW YORK, NY 10020-2302

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 6, 2008

The undersigned shareholder(s) of Florida Daily Municipal lncome Fund (the "Fund"), revoking previous proxies, hereby appoint(s) Christine Manna and Joseph Jerkovich, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meeting of Shareholders of the Fund to be held on October 6, 2008, at the offices of Reich & Tang Funds, 600 Fifth Avenue - 8th Floor, New York, New York, at 10:00 a.m., Eastern Standard time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Fund that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein with respect to the Fund and upon any other matter that may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and the Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.